UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1735

FPA NEW INCOME, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	MARCH 31, 2009

Item 1. Report to Stockholders.

FPA New Income, Inc.

Semi-Annual Report

March 31, 2009

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

51750

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Semi-Annual Report covers the six-month period ended March 31, 2009. Your Fund's net asset value (NAV) closed at $11.07. Dividends of $0.11 and $0.125 were paid on October 6 and December 19, 2008, to holders of record on September 30 and December 12, 2008, respectively. There were no capital gains distributions.

The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

	Periods Ended March 31, 2009
	1 Year		5 Years		10 Years		15 Years		20 Years		6/30/1984 Inception
FPA New Income, Inc. (NAV)	3.47	%*	3.89	%*	5.64	%*	6.14	%*	7.49	%*	8.88	%*
FPA New Income(Net of Sales Charge)	(0.15	)%**	3.15	%**	5.26	%**	5.89	%**	7.30	%**	8.72	%**
Lipper A-Rated Bond Fund Average	(6.21)%		0.96%		3.77%		5.05%		6.36%		NA
Barclays Govt/Credit Index	1.78%		3.74%		5.64%		6.33%		7.35%		8.48%

The Fund's total rate of return for the six months was 2.25%* versus -1.46% and 5.06% for the Lipper Average and the Barclays Index, respectively. For the quarter ended March 31, 2009, your Fund's return was 1.00%, 0.16% for the Lipper Average and -1.28% for the Barclays Index. For the calendar year ended December 31, 2008, total returns were: FPA New Income, Inc., 4.31%*; Lipper Average, -5.88%; and the Barclays Index, 5.70%.

Important Announcement

Before discussing your Fund's performance and outlook, First Pacific Advisors, LLC announced that I, Robert L. Rodriguez, will be stepping down from day-to-day active management of your Fund at the end of this year so as to take a one-year sabbatical. You may read the entire announcement on our website at www.fpafunds.com. Tom Atteberry, partner at FPA, will assume leadership of the Fund beginning 2010. When I return, Tom will remain the lead manager of the Fund and I will continue in a supporting role. Let me assure you that he is a superb investment professional and that I hired him. Without his assistance, your Fund would not have had the same success that it has had over the years. Tom has investment experience of 26 years and has been at FPA for 12 years on this product. He has written a section of the shareholder letters for several years. I have the greatest of confidence that he will not only maintain but enhance the reputation and performance of your Fund. Many executives make this type of statement regarding their key personnel but few ever demonstrate that confidence in a very tangible way. In contrast, I am leaving my personal investments in the various FPA Funds intact as well as my equity ownership in FPA. What better way to convey my confidence than to have a substantial portion of my net worth at risk while I am away. I hope this personal demonstration of trust will allay any questions or fears that you may have. This will be my last major contribution to the writing of your Fund's shareholder letter since Tom will take over this responsibility for the upcoming September shareholder letter. Tom will now make a few brief comments about this transition before we discuss your Fund's performance. It has been both an honor and a privilege for me to have been your fund manager these nearly 25 years. I thank you for the support and confidence that you have demonstrated in me as well as in FPA.

*  Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown.

**  Reflects deduction of the maximum sales charge of 3.5% of the offering price.

Tom Atteberry's Comments about Bob Rodriguez's Sabbatical

For the last twelve years I have worked with Bob, formulating the broader strategy along with selecting investment securities for the Fund. Since 2004, when I was promoted to co-manager of your Fund, I have been able to share my thoughts and comments regarding our successes and setbacks.

For 2010, Bob is going to step aside for a well-deserved one year sabbatical and I will assume the sole duty as President and Chief Investment Officer. Just as Bob would lead in directing the proper course for the Fund, and as we have done together for the past five years, beginning in 2010, I will assume this responsibility. While not in person, Bob's sound judgments and long term perspective will be with me during his sabbatical. The investment management philosophy that has directed this Fund for nearly 25 years will not be any different going forward. In 2002, I was charged with developing and leading the firm's fixed-income separate account business that at the time represented one account worth $42 million. Our separate account business now totals more than $1.7 billion. During those years, my responsibility was to implement the firm's long-standing fixed-income strategy and philosophy, along with individual security selection, in a manner which has produced total returns in line with your Fund.

We are happy for Bob in his decision to step back from the day-to-day management of the Fund and as he says "recharge his battery." We look forward to January 2011 when Bob returns and once again participates in the ongoing dialogue as to how best to invest the money you, the shareholders, have so graciously entrusted with First Pacific Advisors, LLC.

Portfolio Commentary

After an extremely difficult calendar year for actively managed bond funds, we are pleased to report that your Fund achieved a positive total return of 4.31% versus the Lipper A-Rated Fund Average of negative 5.88%. This is among the widest performance period differentials in the history of your Fund. In recognition of this positive performance, both Tom and I were selected as co-recipients of the Morningstar Fixed Income Manager of the Year award for 2008. Our focus on our core philosophy of "winning by not losing" worked to our advantage again this year. However, your Fund's performance was less than the 5.70% total return for the Barclays Government/Credit Index. This does not bother us since your Fund has substantially less credit and maturity risk in comparison to this index. A measure of volatility risk is duration and your Fund's December 31, 2008 duration was 0.22 years, while that of the Barclays Index is 5.39 years. In other words, your Fund has approximately 1/20 the volatility of the index at year-end while it began the calendar year with approximately 1/5 the volatility. Your Fund's duration declined throughout the year. A way to view this is that your Fund achieved nearly 76% of the index's return while taking 80% less volatility risk in addition to having a higher average credit quality. We think this is a good reward versus risk exchange. To avoid losing money like many funds did, we eliminated virtually all forms of credit and security structure risk prior to this credit crisis. As we said back a couple of years ago, we were going to emphasize plain vanilla securities that were simpler to understand as well as being easier to price.

For the six-month period ended March 31, 2009, your Fund earned a positive 2.25% return while the Lipper Index of "A" rated bond funds produced a negative 1.46%. Your Fund did underperform the Barclays Index's 5.06% return. During this period, Treasury yields continued to collapse, in response to the ongoing credit crisis. For example, the ten-year Treasury bond began the period with a yield of 3.82% and ended at 2.66%, while the two-year yield fell from 1.96% to 0.80%. We are unwilling to accept virtually any bond volatility risk at these unacceptably low yield levels. We view these Treasury bond yields as being devoid of any investment merit, even at the higher yield levels at the beginning of the period. Any small rise in interest rates will likely produce a negative total return. In our opinion, one of the world's biggest bubbles is now occurring in the U.S. Treasury bond market. Capital preservation is uppermost in our minds.

Your Fund's performance also benefited from what it did not own. The Fund entered this credit crisis with the lowest exposure to high-yield securities in its history with less than 40 basis points allocated to the sector. The Merrill Lynch High-Yield Bond Index total returns for the fiscal six-month period ended March and the calendar year were a negative 13.50% and 25.40%, respectively. 2008 was the worst performance year on record for the high-yield index, as both its yield and yield spread rose to all time highs. In a word, it was a disaster.

Our focus on vanilla securities paid off when various types of "high" quality structured-finance securities were decimated, as investors realized that their respective high-quality credit ratings did not reflect the true nature of the underlying collateral. Structured securitizations of mortgages, consumer loans, commercial loans and sub-prime credit loans imploded as it became obvious that poorly structured securities with lousy loans created a toxic situation. These securities were structured with models that never envisioned the type of credit environment we were about to enter and the rating agencies seemed all too happy to participate for the fees they could earn. Additionally, many of the originators of these securities had virtually no money invested in them, and thus they earned a very generous fee without having any real capital at risk. Financial institutions, mutual funds and others, in their efforts to earn a higher yield during a low-yield environment between 2004 and 2006, reached for these supposedly "high" quality securities because they provided a substantially higher yield above similarly rated traditional corporate securities. Your Fund did not succumb to this yield enticement because our research showed that these securities were extremely dangerous due to their structure complexity as well as the questionable nature of the underlying borrower's credit profile. To further protect your Fund, we applied a rigorous quality analysis to our commercial paper approved list of companies that resulted in our reducing those names by over 75% before this credit crisis began, and therefore we did not own any securities in the poster children companies of excess, like American International Group. We also placed the debt debentures of Fannies Mae and Freddie Mac on our investment restricted list more than three years ago because of their inability to file updated and current financial statements, and thus your Fund had zero exposure to them last September when there was a serious question as to their survivability and solvency. Our reward for taking these highly precautionary measures was for your Fund to experience net redemptions of $432 million between May 2005 and March 2006. Our focus on investment discipline rather than on marketing success has always been our first priority. In the short-run, it hurts, but in the long-run, we believe we earn our rewards through enhancement of personal and firm reputations as well as by recovering these "lost" assets and more. During this crisis, investors recognized the safe haven status of your Fund and thus, it has grown dramatically. As always, we will consider what is in the best long-term interest of your Fund.

Your Fund will not stretch for yield unless we are more than adequately compensated for the risk of doing so. We have seen few reasons to do this since we wrote "Buyer's Strike" on June 16, 2003. As of March 31, 2009, 86% your Fund is invested in securities that have a rating of AAA or higher with government/Agency securities equal to 80% of this amount or 69% of your Fund's net assets. A portion of the money-market investment securities, which total 27%, are also included in this total. Just 0.7% is invested in high-yield securities, which is up from 0.4% at September 30, 2008.

Thomas H. Atteberry Commentary

Our strategy has been to take a very conservative approach to both interest-rate risk and credit risk. As a result, over the past six months the investments made in the portfolio have had a one- to three-year average life. Within the high-quality segment of the portfolio, investments have been in the government Agency debenture sector and agency backed mortgage bond segment of the bond market.

The Agency debenture purchases have been into a specific structure of security that your Fund utilized during the second half of 2003 and portion of 2004 when we were also very concerned about the absolute low level of Treasury interest rates (as detailed in our "Buyer's Strike" piece). The bonds are called step-up notes. On a periodic basis, either quarterly, semiannually or annually, the coupon on the bond will "step up" in rate. As an example the first year the coupon is 2% then in year two it is 3.125% followed by 3.625%, 4% then 5% with a maturity at the end of year five. Further, the bond may be callable every three months. If not called, the rising coupon rate will help keep the value of the bond from declining during a period of rising interest rates. The first coupon to the call date is larger than that found in a non-callable bond with the same maturity offered by the same issuer. Over the first three months of this year, we have invested approximately $200 million in Agency step-up notes.

In the mortgage area, we have invested in Agency-backed securities where the underlying borrower and loan criteria are of a very high quality. This has been accomplished by focusing on loans that were underwritten prior to 2005 with a preference for 2003. The loan to value at the time of issuance is less than 80% and we are comfortable that the underwriting process included full documentation on the financial situation of the borrower. During the fall of 2008, the concentration was on the thirty-year fixed mortgage with these types of characteristics. We committed approximately $84 million to these securities during the fourth quarter of 2008. Starting in 2009, we shifted the focus to fifteen-year amortization mortgage loans with the same underlying characteristics.

The reason for this shift was the announcement by the Federal Reserve Bank that they would purchase up to $1.25 trillion of Agency mortgage bonds. If these purchases are completed in 2009, they could represent approximately 30% of all outstanding Agency mortgage bonds. The objective of this tactic is to manipulate downwards the thirty- and fifteen-year mortgage rates so that almost all existing Agency mortgage borrowers could qualify for a re-financing of their existing mortgage. In addition the new HAMP (Home Affordable Modification Program) introduced by President Obama would allow for 105% LTV (Loan to Value) mortgages to be underwritten by FNMA and FHLMC. These new initiatives required us to find a borrower who would not be a prime beneficiary of such a broad re-financing effort. The result is that we are focusing on 2003 vintage fifteen-year amortizing mortgage loans, which were taken out as a re-finance of an older loan. Where possible we prefer a loan balance of less than $100,000. It is our opinion that this borrower now has approximately nine years left until they pay off their loan and own the home free and clear. With the low loan balance, the upfront fixed re-financing fees are large enough that the lower monthly payment will take an extended period of time to earn back the upfront fees. During the quarter ended March 31, 2009, the portfolio committed approximately $195 million to this seasoned fifteen-year Agency mortgage investment.

As we discussed in the September 2008 Letter to Shareholders, the portfolio had been on a systematic accumulation of interest-only, GNMA-backed project loan securities. The underlying properties in these securitizations are backed by government-assisted housing, nursing homes and other assisted-living facilities. In each case a certificate of need is obtained from a government entity for these housing projects, which are designed to meet current capacity needs, thus increasing the likelihood of profit potential. Specifically the portfolio is purchasing the interest-only security from these securitization trusts. The risk we run is that the project goes into default and GNMA is then forced to buy the loan out of the trust. The loans contain significant prepayment penalties for upwards of five years or more, which reduces the re-financeability of the loans; however, if the loan is refinanced any penalty is allocated to the IO (interest only) security holder, the result of which is a boost to return. Over the past six months the portfolio continues to accumulate these bonds. The dollar amount invested for the past six months, has been about $68 million. At this point, 4% of the portfolio is invested in this security with an intermediate target of a 5% allocation.

Finally, the portfolio has started just a small investment in the high-yield segment of the bond market. Our first capital deployment was in Michaels Stores Term Loan due October 13, 2013. This is the most senior debt in the company's capital structure. Based on the prices we paid for these loans, our yield at purchase ranged from 13.85% to 14.80%. With the decline in the three-month London Interbank Borrowing Rate (LIBOR), those yields on our original purchase prices now range from 10.86% to 11.90%. This is a floating rate coupon that resets every three months at the three month London Interbank Borrowing Rate plus 225 basis points. We have invested in

Michaels Stores in the past owning both a high yield bond and a convertible note. In addition, our equity portfolios have owned the equity of the company. In short they are the country's largest arts and crafts retailer. This leadership position is one key reason why we are comfortable with this retailing concept. Additionally, the low dollar amount of each purchase and it's DIY (do it yourself) nature leads us to believe that the recession will have a lesser impact on their sales. As of this date we have just started to build a position in this loan and the portfolio has allocated a 0.19% position.

The other high-yield position that is slowly being accumulated is an Enhanced Equipment Trust Certificate (EETC) bond issued by Delta Airlines or Northwest Airlines. These bonds mature inside of 2012 and are backed by aircraft that make up the most efficient in each airline's fleet. Both airlines have undergone a bankruptcy reorganization that lowered labor cost, reduced outstanding debt, and as a result created operating cost structures that are competitive with the major discount airlines in the United States. Over the past several years, both airlines have reduced their capacity by over 10%, and as a result of their merger, there will be further capacity reduction. This capacity reduction has led to an improvement in pricing. The result is that we believe both airlines can withstand the current economic downturn and still service their debt. We have also stress tested the residual value of the aircraft that represents the bonds' collateral and feel comfortable that those values should limit the bonds' downside in the event that their financial situation deteriorates well beyond our most conservative scenario. The portfolio has an allocation of 0.53%. The yield range for our purchases has been between 12% and 15%.

Economic Commentary

There is little question that this is the worst economic contraction since the Great Depression. It is worse than a recession but not as bad as the Great Depression. We have a new word for it, "repression." This is not a typical recession, and therefore we do not believe the economy will respond to normal economic policy stimulus. We expressed the likelihood of this view in September 2007 when we said that normal Fed policy actions would likely prove ineffectual in dealing with the expanding crisis. Most economists were not of this opinion.

We came to this realization because of our reading of history. This credit crisis shared many of the elements that led up to the Panic of 1907, which was driven by new types of financial institutions that were not part of the normal financial system and had limited access to long-term liquidity. Similar elements were at work prior to this crisis when new financial institutions and investment products allowed for an accelerated growth in credit, especially for the consumer. The consumer added more debt between 2001 and 2007 than in the prior forty years combined. Additionally, the unsound and expansionary monetary policy of the Greenspan Fed helped to light the fuse that led to the creation of these credit and asset bubbles. Similarly, unwise monetary and credit policy prior to and into the 1929 Depression contributed to the collapse of the financial and economic systems of the United States. As some of our long-time readers of these shareholder letters and our website commentaries can attest to, we have warned of these growing risks for some time.

Just as the Roosevelt administration did in the 1930s, the Obama administration is responding with a variety of new economic stimulus programs. Prior to this new administration, the Bernanke Fed and the Treasury responded with an astounding number of new financial programs to try to re-stimulate lending and credit growth. They believe we have a liquidity crisis, so their overriding goal for these programs has been to address liquidity as the key issue. Again, we differ in the analysis and conclusion as to what is driving this credit crisis because we believe the real issue is the destruction of capital. With the destruction of capital, liquidity and the access to liquidity is also destroyed. Bloomberg estimates that, as of March 31, a total of approximately $12.8 trillion through various programs has been guaranteed, spent, or included as part of two economic stimulus plans that have been led by the Fed, FDIC, Treasury Department, FHA and two administrations since this economic crisis began. It is of an unprecedented scale that has not been seen since World War 2. Despite these aggressive actions, we have seen little if any economic impact other than it appears that some segments of the credit markets are beginning to stabilize, but these still operate under the umbrella of federal support and backing. We remain highly skeptical of many, if not most of these plans, since, in our opinion, they reflect an ad hoc approach to the crisis with little assessment of their long-term implications for the economy. We are not in agreement with President Obama's January 8, 2009 speech, "that only government can provide the short-term boost necessary to lift us from a recession this deep and severe. Only government can break the vicious cycles that are crippling our economy." This opinion is not necessarily accurate, since between 1792 and 1913 (the year the Federal Reserve was established), there was minimal, if any central government control or influence in the U.S. financial system. There were several recessions and depressions during this period but the economy did in fact recover without federal assistance. The volatility of these episodes was greater than that experienced since the end of WW2 but the fact remains, the economy did recover.

We are critical of the various regulatory agencies and the federal government for having participated in allowing many of these credit excesses to develop prior to this economic crisis. Had they in fact done their job, many of these excesses could have been limited prior to their breaking the economy. The "too big to fail" doctrine has also been a significant contributing factor these last two decades in allowing financial institutions to grow without some form of risk control. Given this history of laxity, we are dubious of the federal government's ability to properly identify and prescribe the appropriate economic responses. As we noted in our July 30, 2008 website commentary, "Disgusted and Betrayed," "It was only on July 10th that Secretary Paulson said that 'the lenders (Fannie and Freddie) have sufficient funds' before the House Financial Services Committee. On that same day, the Office of Federal Enterprise Oversight, which regulates both Fannie and Freddie, said that both 'are adequately capitalized.' Finally, Senator Chris Dodd in a July 11 news conference said, 'These institutions are sound. They have adequate capital. They have access to that capital.'" On September 7, 2008, the Federal Housing Finance Agency announced the decision to place both of these institutions into a conservatorship that results in the debt and mortgage-backed securities being effectively guaranteed by the U.S. government. For years we were told that these agencies were private companies with only limited access to the Federal government's balance sheet. Again, as citizens, we have to be extremely cautious and skeptical of what our government officials convey to us.

We fundamentally disagree with many of these "rescue" programs since we believe our impaired financial system is being supported by protecting inefficient and questionable business enterprises. They reflect a philosophy of DWIT—do whatever it takes—to stabilize the economy now. In our opinion, a perfect example of this unsound and unwise policy has been the economic support of the automotive industry, especially GMAC. At the end of last year, the U.S. Treasury bought $5 billion of senior preferred equity with an 8% yield from GMAC. These new funds allowed GMAC to resume auto lending to support the sale of GM cars. With an 8% cost of capital, new loans were made with rates as low as zero percent. FICO scores were also lowered from 700 to 621, just one point above what would be considered a sub-prime loan. This type of aggressive lending policy is what got GMAC into the mess that it currently faces. Another example of flawed thinking and implementation is the "Home Saver Advance" housing program being implemented by Fannie Mae to provide "foreclosure prevention assistance to distressed borrowers," according to its 2008 securities filing, reported by Bloomberg on April 24, 2009, by David Reilly in, "Fannie Mae Creates Housing Mirage with Bum Loans." "Fannie funded $462 million of such loans in 2008. Based on market prices, Fannie said the loans had a value of just $8 million.....the loans, which are in many cases just months old, were worth 1.7 cents on the dollar."

The basis of most of these aid programs is that if we just get lending started again, the economy will begin to recover and our troubles will start to end. More lending will stimulate consumer borrowing; restarting mortgage lending will lead to a stabilization in house prices; and corporate credit, backed by various federal support and guarantee programs, will begin to thaw and recover. As we have already witnessed, none of these programs have worked to re-stimulate economic growth to a material degree because this is not a normal recession. We are experiencing the negative aftereffects of a massive credit expansion that led to an asset inflation of exceptional proportions and those assets are now collapsing in price. The collapse in asset prices dwarfs any liquidity measures that are or are likely to be proposed. The painful fact of all of this is that, if these declining asset prices are not allowed to seek a normal market clearing level, actions to moderate their price declines will likely result in the extension of this crisis with an end result of a prolonged period of substandard economic growth.

The destruction to the consumer's balance sheet has been unprecedented, other than in the Great Depression. As a result of the collapse in stock prices and real-estate prices that took place between September 2007 and December 2008, U.S. household net worth has been hit by an estimated $12.7 trillion, according to the Federal Reserve, while ISI International estimates it to be in the area of $14 trillion. We have a news flash for the government, creating new credit programs for a consumer who was spending almost $1.1 trillion more than they were making in (non-benefit) spendable income, according to MacroMaven's estimate, will likely be a non-starter. More leverage is not what they need. Encouraging the consumer to take on more debt is like trying to help a recovering heroin addict lessen his pain by providing him more heroin. If the consumer increases his personal savings rate, he can start to gradually climb out of the debt hole that he has dug himself into. This renewed savings process will likely act as a depressant on future economic growth for a period of time.

With the recent stock-market rally and the narrowing of credit spreads, many believe the credit crisis is behind us; however, in our opinion, the credit unraveling and recognition process has a lot longer to run. Last year we estimated that problem loans could total more than $2 trillion worldwide. Since then, more recent estimates have increased this estimate substantially. On April 8, the IMF boosted its global loss estimate to $4 trillion, with $3.1 trillion being U.S. originated loans. This estimate is much closer to estimates made by Professor Nouriel Roubini. He has been one of the few academics who have been on the leading edge of diagnosing this credit crisis. As of April 24, Bloomberg estimates that total worldwide loan losses to date total $1.3 trillion with $1.1 trillion in new capital having been raised. For the Americas, estimated loan losses total $921.6 billion compared to $651.2 billion in new capital raised. Most of this new capital is currently at a loss. In this country, we are beginning to see the unraveling of commercial real-estate prices. Between 2004 and the third quarter of 2008, $1.1 trillion in new commercial mortgages were created. Potential losses of $400 billion or more appear likely and, thus, we believe another huge hole in the capital base of various types of financial institutions is coming. As of December 31, 2008, 2,900 banks and savings and loans had more than 300% of their risk-based capital deployed in commercial real-estate loans. These numbers raise additional anxiety in us about our banking system.

In summary, we face a very prolonged economic crisis that is likely to result in a protracted period of economic malaise. It is our opinion that we have seen the worst part of the credit crisis in the sense that we went over a waterfall but the river is still heading south. We will detail this thinking in the next section of this letter.

Outlook

When we published "Crossing the Rubicon" on March 30, 2008, we had no idea how correct we would be when we wrote, "In our opinion, a new financial system is in the process of being created. This is the beginning of a new era." As we saw it, a new set of economic ground rules was being created and the shape of the economic playing field could not be yet determined. Events of this past year would seem to have validated our opinion.

We are witnessing an expansion of federal intrusion into the private capital system that is unprecedented. We do not know what the long-term effects of these actions will be but most are being taken so as to stabilize the short-run negative trends in the economy. We are always highly concerned when short-term actions are taken without a full understanding of what their long-term consequences might be. It appears that the Federal Reserve, Treasury, Congress and the new administration have not given priority to the long-term implications of these new policies and programs and their potential negative effects on long-term U.S. economic growth. From the beginning of this crisis, actions taken have been on an ad hoc basis. We are especially concerned how the federal government is attempting to reshape debt contracts. This comment applies to mortgages, consumer loans and in particular, the recent Chrysler Corporation bankruptcy. The attempt to make senior secured creditors take less so that junior creditors, such as the unions and the government, can own more of the company, strikes us as a very dangerous road to proceed down. These attempts to manipulate contracts in favor of populist motives works to further undermine our confidence in the U.S. financial system. Additionally, our associate, Julian Mann, asserts that, "The Fed has told the whole world they intend to manipulate the Treasury market in order to assist their price-fixing the cost of money, as defined by mortgage rates." The Federal Reserve is attempting to manipulate interest rates down and artificially stimulate liquidity in many bond sectors by their new bond purchase programs in conjunction with the U.S. Treasury. We are highly suspicious and dubious of the investment merits of many of these securities that have been affected by these actions. We will stand clear of these securities until they reflect the true nature of the intersection of demand and supply without artificial demand interference by the government.

The latest stimulus plan, like the one that preceded it, will likely prove ineffective. The nearly $800 billion stimulus plan's anticipated positive economic effects will likely be offset by an estimated increase in personal savings of about $650 billion as well as by the worldwide economic contraction. This situation is analogous to the government's right leg pressing down on the U.S. economic car's accelerator, while the left leg, representing rising personal savings and the world recession, presses down on the brake. It looks like a lot of activity is taking place but there is little forward movement. The plan also looks more like a strategy that is predicated on looking into the rearview mirror to see where one is going. Tax breaks to fuel consumption, home buying and infrastructure plans that will take years to implement but at what price of inefficiency we do not know. The basis of this plan is to have the government fill a vacuum created by the consumer's withdrawal from the economic system. As an example, three years of consumer spending were reversed in just two quarters last year. This is also the first time in fifty years that the consumer is paying down debt.

Not only have we faced an unprecedented financial crisis, we believe we are in the process of entering a "new world economic order." In our opinion, the world economic system that began after WW2 ended in 2007. This was a system built upon the U.S. consumer acting as the engine of economic recovery for the world. Mercantilist nations in Europe, Asia and other parts of the world operated with the strategy of having a cheap currency that made their exported goods attractively priced for the financially sound and unleveraged American consumer. This model worked until the end of 2007, when the U.S. consumer accounted for 18.2% of world GDP. With the demise of the U.S. consumers' balance sheet, this model collapsed. For example, exports represent about 37% and 20% of China's and Japan's GDP. For 2007, the U.S. accounted for 19.1% and 20.4% of China's and Japan's exports, according to the CIA World Factbook. Both countries are experiencing unprecedented declines in their export volumes with February declines of 25.7% for China and 49.4% for Japan. Can we return to this old economic order? We do not think so.

For U.S. consumers to rebuild their balance sheets and recover from the shocks of the stock and real-estate market collapses, an increased level of savings will have to take place. We expect the U.S. personal savings rate to rise from 2% to 8% over the next year and for it to remain at that level or higher for the foreseeable future. An increase of this magnitude over such a short period of time is unprecedented other than during WW2 when it rose from 12.2% to 24.1% between 1941 and 1942. Should this occur in 2009, this change would increase personal savings by approximately $650 billion. Given the collapse in consumers' balance sheets by $13-14 trillion, at first blush, it would appear that it would take 20 years to rebuild at a $650 billion annual rate of savings. Assuming some earnings on this savings and a recovery of some type in the stock and real-estate markets, a more likely time frame would be in the range of ten years.

Will our foreign partners wait this long? This appears highly unlikely. We anticipate that our counter-party trading nations that have depended upon the American consumer for their trade will be forced to turn inwards toward restructuring their own economies. China is already beginning to do this. Unless the American public is willing to accept a prolonged period of elevated participation by the federal government in the U.S. economic system in the range of a mid to high twenty percentage number rather than a more normal 19-21%, some form of restructuring of the U.S. economy will likely have to take place. U.S. exports accounted for 12.9% of 2008 GDP versus 10.7% in 1998. In our opinion, to have the U.S. economy break from a substandard growth future, a redirection of economic activity would seem in order. U.S. exports, as a percent of GDP, will likely have to rise by five or more percentage points over the next decade so as to reinvigorate economic growth. Unless policies are enacted and implemented now to encourage this change, a resumption of a more normal economic growth rate will take much longer. As an example, in the latest stimulus plan, rather than offering consumers an $8,000 credit to purchase a new or existing home, in our opinion, it would have been far more beneficial to redirect this spending for retraining or to subsidize employment hiring toward industries that would be beneficiaries of exports. With proper incentives for investment, we could unleash the entrepreneurial spirit of the private sector. Directing subsidies to housing and autos are examples of taking precious and scarce financial resources and directing them to areas of the economy that are likely to have little forward drive impact in this new world order. We believe that our export partners will not wait for a U.S consumer recovery and, thus, they will likely gain a competitive advantage on us through their economic restructuring.

We are also extremely upset and worried by the unsound policies of the Federal Reserve, Treasury, Congress and the new administration. Federal debt growth is out of control. In our September 30, 2008 shareholder letter, we estimated that incremental new Treasury debt issuance for 2009 could be in the range of $2.5 to $3 trillion on a base of $10 trillion. We were not sure that we would be correct but that is how our math worked out. Between September 30, 2008 and March 31, 2009, Treasury debt outstanding grew $1.1 trillion, with 93% being financed by the private sector versus a 58% ownership at September 30. Our estimate of $2.5 to $3 trillion growth is likely to prove conservative since several new liquidity aid programs and an expansion of the budget deficit have taken place. A new program to encourage consumer lending called TALF (Term Asset Backed Securities Loan Facility) was initially proposed at $200 billion in November and now it is planned to be $1 trillion. In our Treasury debt growth estimates, we assumed that the budget deficit and a new economic stimulus plan would total about $1 trillion in contrast to the latest Congressional Budget Office estimate of $1.8 trillion. Finally, on March 8, 2009, the Fed announced an expanded program of asset purchases that total $1.15 trillion. All of these programs total approximately $3 trillion more than our initial estimate range.

In light of the above, we estimate that Treasury debt outstanding will rise from $10.7 trillion at December 31, 2008, to between $14.6 and $16.6 trillion by the end of 2011. This magnitude of rise is without precedent, unless we were fighting a major world war. These estimates imply that the U.S. debt to GDP ratio could rise to between 97% and 110% by the end of 2011 versus 66.8% prior to the onset of this credit crisis in 2007. Some might say that the private ownership portion of this debt may only be between 65% and 70% with the intergovernmental portion representing the balance, and thus not important since it is owed to the government itself. We believe this view tends to understate the significance of the problem since increasing interest payments accompany this explosive rise in debt. By the end of 2011, current Treasury debt service of $450 billion could easily rise by 50% to 100% and this is with interest-rate levels at or near record low levels. The nation faces the potential risk of debt service explosion, as any homeowner who took out a variable rate mortgage in recent years knows. Finally, these numbers do not reflect the massive federal entitlement obligations already in existence or the additional trillions created by the implied guarantees of federal agency debt and mortgage backed securities of Fannie Mae and Freddie Mac, when they were placed into conservatorship last September.

A critical question is, how will we finance this debt explosion? In 2009, even if consumers increase their personal savings rate to 8% and save an additional $650 billion, we will likely be even more dependent on foreign sources of financing. If foreign investors maintain their existing level of Treasury debt ownership and grow it proportionately to our debt growth, they will have to increase their holdings between $719 billion and $862 billion in 2009 versus an increase of $724 billion in 2008. This appears unlikely, given the deterioration in their domestic economies and the contraction in their exports. With Chinese exports falling at double-digit rates, will China purchase an additional $250 billion Treasury bonds in 2009 and own nearly $1 trillion? We think this is unlikely. In light of these considerations, we anticipate the Fed printing an additional $800 billion to $1.5 trillion of new money in 2009. Unless the American consumer increases and holds its savings rate at the 8% level and foreign investors continue to increase their Treasury ownership between 39% and 57% between now and 2011, the Fed could be forced to print additional money. This possibility could unnerve some of our trading partners, particularly the Chinese and the oil-exporting countries.

Many will argue that the Fed, the Treasury and the administration are aware of this risk and will work to reduce this explosion in liquidity, debt borrowing, and budget deficits. Pardon us for being highly skeptical of this view. In our opinion, talk's cheap, actions speak. The regulators, the Congress and the executive branch chose not to control either Fannie Mae or Freddie Mac during their excessive growth phase this decade, and also chose to look the other way on numerous other financial institutions, including AIG. For over three years, both Fannie Mae and Freddie Mac operated without public financial statements. Unlike the federal government, FPA was one of the very few financial institutions to place all of these companies on our investment restricted list more than three years ago. How will these various governmental entities implement a program to contract all of this liquidity and government credit guarantees while the economy is still languid and unemployment remains high? We have a problem with the fact that, once an entitlement is created, it is virtually impossible for the government to kill it. In this crisis, there have been massive new financial institutional entitlements created that will likely always lurk in the background. They may be withdrawn in the short term but everyone will know that when trouble hits again, they will return—think Fannie Mae and Freddie Mac. To withdraw this excess liquidity and reduce Treasury debt will require this process beginning at least two or three years in advance of any real economic recovery because there are very long lead times between when an action is taken and its effects upon the economy. The politics of Washington will likely prevent this from happening in a timely manner.

One final thought before our comments on the outlook for the financial markets. Tax policy in this country is seriously flawed and is, in our opinion, working to undermine our democracy. For those of you who don't know, a little history might help. In 1940, the federal government extended the income tax to virtually all Americans and began collecting via withholding from paychecks. This led to the number paying income taxes rising from 4 million in 1939 to 43 million in 1945. Federal tax revenue rose from 8% of GDP to more than 20% as Americans, who earned as little as $500 per year, paid income tax at the rate of 23% with a graduated rate above that level. Virtually everyone paid toward the war effort because they considered it their patriotic duty. Contrast that spirit of democracy to what takes place in our country today. According to a Wall Street Journal editorial of April 13, 2009, by Ari Fleischer, "Everyone Should Pay Income Taxes," he states that the Congressional Budget Office estimates that those who earned less than $44,300 in 2001, approximately 60% of the country, paid 3.3% of all the taxes, and that by 2005 their payments had fallen to less than 1%. This is an unhealthy trend and does not make for citizens having an economic stake in the country other than for what benefits they may receive.

Given the stock market's recent strong rally and the narrowing of credit spreads, some are now expressing the view that the worst is over as the economic stimulus plan takes effect this year and next. We are not of this opinion in that we consider this view to be overly optimistic. Over the last four years, we argued that both reported corporate profits and profit margins were unsustainably high. This assessment has proven to be correct for financial-service companies and now we believe this process is extending to non-financial corporations. We estimate that at their peak, corporate profit margins were approximately 30% higher than previous peaks. With a return to more normal margins, we conclude that the stock market is likely to be price constrained for the next ten years. This analysis tends to support our estimate that it may take ten years for U.S. consumers to rebuild their balance sheets. The fixed-income market faces the challenge of an explosion in Treasury debt issuance as well as a potential return of energy price inflation within three to five years, according to our equity team's analysis that may be read in the March 31, 2009 FPA Capital Fund shareholder letter on our website at www.fpafunds.com.

We believe the combination of these potential risks requires us to maintain a highly defensive bond portfolio to protect against the negative effects of rising interest rates in the future.

We thank you for your continued support throughout these challenging times and will strive to retain the confidence that you have expressed in us through your investment in FPA New Income.

Respectfully submitted,

Robert L. Rodriguez
President and Chief Investment Officer

Thomas H. Atteberry
Vice President and Portfolio Manager

May 4, 2009

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

March 31, 2009

Bonds & Debentures		78.7%
Mortgage-Backed	29.4%
U.S. Agencies	22.0%
Mortgage Pass-Through	11.4%
Short-Term U.S. Treasury & Agencies	6.2%
Derivatives	4.3%
U.S. Treasury	3.0%
Corporate	2.1%
Asset Backed Securities	0.3%
Short-Term Investments		20.6%
Other Assets and Liabilities, net		0.7%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

For the Six Months Ended March 31, 2009

Principal Amount
NET PURCHASES
Non-Convertible Bonds & Debentures
Federal Agriculture Mortgage Corporation 4.875% 2011	$25,055,000
Federal Farm Credit Bank — 1.0456% 2011 (Floating) (1)	$60,000,000
Federal Home Loan Bank Series 00-0606 CL Y — 5.27% 2012 (1)	$28,562,405
Federal Home Loan Mortgage Corporation — 2.375% 2014 (1)	$27,470,000
Federal Home Loan Mortgage Corporation — 2.5% 2014 (1)	$26,380,000
Federal Home Loan Mortgage Corporation — 2.625% 2014 (1)	$35,220,000
Federal Home Loan Mortgage Corporation — 3% 2014 (1)	$27,000,000
Federal Home Loan Mortgage Corporation 2630 CL KS — 4% 2017 (1)	$27,350,000
Federal Home Loan Mortgage Corporation 2736 CL MC — 5% 2032 (1)	$27,315,000
Federal National Mortgage Association — 2% 2014 (1)	$27,230,000
Federal National Mortgage Association — 2% 2014 (1)	$30,225,000
Federal National Mortgage Association — 2.25% 2014 (1)	$25,870,000
Federal National Mortgage Association Pool #890083 — 5% 2021 (1)	$25,923,076
Federal National Mortgage Association Pool #735453 — 5% 2019 (1)	$25,432,386
Federal National Mortgage Association Series 2003-W17 CL 1A5 — 5.35% 2033 (1)	$25,689,632
Federal National Mortgage Association Series 2004-52 CL KA — 5.5% 2032 (1)	$23,329,589
Federal National Mortgage Association Series 2004-60 CL LB — 5% 2034 (1)	$32,289,155
Federal National Mortgage Association Series 2004-90 -CL GA — 4.35% 2034 (1)	$20,973,296
Federal National Mortgage Association Series 2005-6 CL KA — 5.5% 2032 (1)	$22,210,256
NET SALES
Non-Convertible Bonds & Debentures
Federal Home Loan Mortgage Corporation 3080 CL MA — 5% 2018	$(2,792,484)
Federal Home Loan Mortgage Corporation 3283 CL PA — 5.5% 2036	$(1,722,059)
Federal National Mortgage Association Series 2007-16 CL AB — 6% 2035	$(1,569,488)
Federal National Mortgage Association Series 2007-42 CL YA — 5.5% 2036	$(1,448,975)
Government National Mortgage Association 2008-48 CL A — 3.725% 2029	$(1,920,710)

(1)  Indicates new commitment to portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2009

BONDS & DEBENTURES	Principal Amount	Value
MORTGAGE-BACKED SECURITIES — 29.4%
BOAA 2003-6 CL 1NC2 — 8% 2033	$1,309,114	$1,316,838
Chase MTG 2003-S14 CL 2A4 — 7.5% 2034	10,133,593	10,335,353
Federal Home Loan Bank
00-0606 CL Y — 5.27% 2012	28,562,405	29,927,117
Federal Home Loan Mortgage Corporation
1534 CL IA — 2.1% 2023 (Floating)	390,333	390,087
1552 CL I — 2.1% 2023 (Floating)	632,910	632,518
1671 CL HA — 2.25% 2024 (Floating)	2,828,530	2,828,134
1673 CL HB — 2.25% 2024 (Floating)	1,000,000	1,008,610
2663 CL BA — 4% 2016	9,848,323	10,053,562
2630 CL KS — 4% 2017	27,350,000	28,247,422
2786 CL JC — 4% 2018	7,447,325	7,643,115
2706 CL UG — 4.5% 2016	11,688,159	12,112,205
3080 CL MA — 5% 2018	18,316,672	18,872,217
2916 CL MA — 5% 2026	2,937,616	3,002,567
2780 CL MA — 5% 2030	14,998,991	15,373,666
2736 CL MC — 5% 2032	27,315,000	28,537,893
3003 CL KH — 5% 2034	6,555,846	6,632,287
2503 CL B — 5.5% 2017	19,933,211	20,987,479
2792 CL PB — 5.5% 2027	18,536,319	18,859,778
2796 CL BA — 5.5% 2029	3,520,829	3,545,193
2805 CL AB — 5.5% 2030	3,610,668	3,675,588
2542 CL PG — 5.5% 2031	30,971,959	31,874,792
3095 CL UA — 5.5% 2032	11,235,225	11,578,236
3241 CL DA — 5.5% 2034	14,728,182	15,335,425
3283 CL PA — 5.5% 2036	21,104,818	22,285,210
3133 CL BD — 5.75% 2033	15,590,324	16,109,170
3316 CL JP — 5.9% 2031	15,267,272	15,700,710
3152 CL DB — 6% 2030	23,067,000	24,175,369
1591 CL PV — 6.25% 2023	3,928,768	4,126,935
3164 CL QV — 6.5% 2017	14,784,141	15,739,936
2438 CL MF — 6.5% 2031	897,822	897,804
2198 CL PS — 7% 2029	7,840,376	8,468,939
2328 CL JZ — 7% 2031	8,186,178	8,772,226
3389 CL HT — 7% 2037	18,778,290	21,213,834
2519 CL ED — 8.5% 2030	286,104	296,521
2626 CL QM — 9% 2018	1,763,205	1,985,404
Federal National Mortgage Association
2004-90 CL GA — 4.35% 2034	20,973,296	21,396,957
2003-35 CL MG — 4.5% 2015	12,664,047	12,794,360
2002-83 CL HC — 5% 2017	10,800,000	11,176,920

PORTFOLIO OF INVESTMENTS

March 31, 2009

BONDS & DEBENTURES — Continued	Principal Amount	Value
2004-60 CL LB — 5% 2034	$32,289,155	$33,468,355
2003-W17 CL 1A5 — 5.35% 2033	25,689,632	26,449,274
2003-W18 CL 1A6 — 5.37% 2043	13,794,986	14,256,152
2006-53 CL PA — 5.5% 2026	14,175,366	14,491,193
2006-21 CL CA — 5.5% 2029	15,764,157	16,327,253
2002-70 CL QG — 5.5% 2031	22,809,291	23,499,044
2003-102 CL EA — 5.5% 2032	1,116,425	1,118,412
2004-52 CL KA — 5.5% 2032	23,329,589	24,039,742
2005-6 CL KA — 5.5% 2032	22,210,256	22,841,027
2002-87 CL N — 5.5% 2032	13,710,103	14,098,921
2005-69 CL LE — 5.5% 2033	8,893,845	9,373,757
2006-46 CL LN — 5.5% 2034	9,728,962	9,985,417
2005-91 CL KA — 5.5% 2035	8,155,792	8,376,896
2007-42 CL YA — 5.5% 2036	17,880,242	18,629,603
2006-61 CL LU — 6% 2013	7,038,058	7,384,190
2006-66 CL VP — 6% 2015	14,584,151	15,179,039
2003-12 CL AC — 6% 2016	72,817	73,511
1994-24 CL BC — 6% 2029	1,309,877	1,386,858
2005-112 CL NB — 6% 2030	17,960,234	18,639,849
2006-80 CL PD — 6% 2030	15,764,000	16,617,148
2005-118 CL ME — 6% 2032	27,130,000	28,589,865
2006-69 CL PB — 6% 2032	7,835,000	8,244,849
2007-16 CL AB — 6% 2035	22,820,127	23,902,257
2003-59 CL NP — 6.5% 2017	1,674,877	1,789,958
319-18 — 8% 2032	691,984	746,498
2004-W6 — 8% 2034	5,444,850	5,453,888
Government National Mortgage Association II
2008-48 CL A — 3.725% 2029	21,007,045	21,280,347
2004-6 CL C — 4.712% 2025	19,030,000	19,436,290
2005-34 CL B — 4.739% 2029	19,000,000	19,433,200
2004-51 CL B — 4.982% 2024	10,030,000	10,290,981
1999-47 CL Z — 7.5% 2029	1,653,760	1,788,558
JP Morgan MTG Trust 2003-A2 — 4% 2033	391,216	324,780
Wells Fargo Mortgage Backed Securities Tr. 2005-2 CL 1A2 — 8% 2035	14,225,029	14,338,545
TOTAL MORTGAGE-BACKED SECURITIES		$919,766,034
U.S. AGENCIES SECURITIES — 22.0%
Federal Agricultural Mortgage Corporation
— 3.875% 2011	$25,700,000	$27,187,259
— 4.875% 2011*	44,665,000	47,396,711
— 5.5% 2011*	19,600,000	21,405,748

PORTFOLIO OF INVESTMENTS

March 31, 2009

BONDS & DEBENTURES — Continued	Principal Amount	Value
Federal Farm Credit Bank
— 1.0456% 2011 (Floating)	$60,000,000	$59,988,000
— 5.25% 2009	49,630,000	49,803,209
— 5.55% 2012	17,440,000	18,241,542
— 5.85% 2016	14,539,000	14,689,042
Federal Home Loan Bank
— 3.5% 2009	15,000,000	15,183,000
— 3.58% 2011	15,000,000	15,160,800
— 3.625% 2011	21,250,000	21,563,437
— 5.25% 2009	135,780,000	136,756,258
— 5.3% 2011	17,000,000	17,387,940
Federal Home Loan Mortgage Corporation
— 2.375% 2014 (Step-up)	27,470,000	27,423,301
— 2.5% 2014 (Step-up)	26,380,000	26,354,939
— 2.625% 2014 (Step-up)	35,220,000	35,197,988
— 3% 2014 (Step-up)	27,000,000	27,004,050
Federal National Mortgage Association
— 2% 2014 (Step-up)	27,230,000	27,232,451
— 2% 2014 (Step-up)	30,225,000	30,227,418
— 2.25% 2014 (Step-up)	25,870,000	25,866,120
— 4.25% 2011	24,120,000	24,272,197
— 5.74% 2013	21,250,000	20,920,413
TOTAL U.S. AGENCIES SECURITIES		$689,261,823
MORTGAGE PASS-THROUGH SECURITIES — 11.4%
Federal Home Loan Mortgage Corporation
G11470 — 4.5% 2013	$1,662,383	$1,719,153
B18693 — 4.5% 2015	4,184,095	4,340,496
J02913 — 6% 2016	2,240,623	2,339,233
G12261 — 6% 2016	3,048,008	3,146,215
J03433 — 6% 2016	7,052,504	7,367,328
E02206 — 6% 2016	2,106,291	2,207,035
J03602 — 6% 2016	825,775	862,505
J03666 — 6% 2016	701,779	733,191
J03856 — 6% 2016	1,277,168	1,334,411
J04028 — 6% 2016	1,306,649	1,365,840
J04095 — 6% 2017	3,473,101	3,630,988
J04191 — 6% 2017	950,882	993,909
G12661 — 6% 2017	8,633,028	9,026,176
G12648 — 6% 2017	1,290,944	1,349,540
J04756 — 6% 2017	1,309,158	1,370,387
J04809 — 6% 2017	996,079	1,041,998

PORTFOLIO OF INVESTMENTS

March 31, 2009

BONDS & DEBENTURES — Continued	Principal Amount	Value
J04845 — 6% 2017	$1,494,586	$1,564,010
J05642 — 6% 2017	6,039,254	6,320,260
E02330 — 6% 2017	1,754,357	1,837,601
G12139 — 6.5% 2019	11,736,515	12,200,459
A26942 — 6.5% 2034	2,199,631	2,324,262
G08107 — 6.5% 2036	8,671,844	9,114,802
A43431 — 6.5% 2036	3,651,848	3,852,115
P21237 — 6.5% 2036	1,198,221	1,259,163
P50543 — 6.5% 2037	668,437	702,093
Federal National Mortgage Association
254681 — 4.5% 2013	1,208,305	1,244,977
254758 — 4.5% 2013	19,707,001	20,458,330
255175 — 4.5% 2014	2,137,972	2,212,288
735453 — 5% 2019	25,432,386	26,451,970
890083 — 5% 2021	25,923,076	26,977,367
725492 — 5.5% 2014	1,965,176	2,033,623
255356 — 5.5% 2014	6,061,976	6,287,785
257100 — 5.5% 2018	5,951,407	6,227,255
995327 — 5.5% 2019	9,241,297	9,669,169
865963 — 5.939% 2036	12,931,183	13,503,000
253997 — 6% 2011	574,946	586,617
725258 — 6% 2012	3,262,437	3,344,977
256266 — 6% 2016	3,694,377	3,850,317
256385 — 6% 2016	738,348	770,267
256502 — 6% 2016	1,600,730	1,670,522
256547 — 6% 2016	11,372,281	11,867,999
256560 — 6% 2017	11,550,553	12,056,467
928002 — 6% 2017	1,300,243	1,357,883
256632 — 6% 2017	3,918,338	4,091,489
928100 — 6% 2017	1,137,937	1,188,052
256683 — 6% 2017	7,453,490	7,783,605
928128 — 6% 2017	1,261,645	1,317,410
928249 — 6% 2017	1,716,961	1,794,396
256743 — 6% 2017	2,981,922	3,116,347
256794 — 6% 2017	6,228,894	6,511,125
256838 — 6% 2017	218,819	228,788
256869 — 6% 2017	13,175,485	13,779,449
381567 — 6.115% 2009	2,463,784	2,483,544
820812 — 6.5% 2035	1,024,975	1,079,627
840325 — 6.5% 2035	2,643,599	2,784,556
844274 — 6.5% 2035	4,108,762	4,327,841
844613 — 6.5% 2035	2,796,963	2,946,097

PORTFOLIO OF INVESTMENTS

March 31, 2009

BONDS & DEBENTURES — Continued	Principal Amount	Value
846597 — 6.5% 2035	$2,780,323	$2,928,570
848420 — 6.5% 2035	6,703,438	7,060,865
845365 — 6.5% 2036	9,282,515	9,777,459
848270 — 6.5% 2036	1,390,066	1,464,184
850655 — 6.5% 2036	5,599,081	5,897,624
851095 — 6.5% 2036	4,614,282	4,860,316
865176 — 6.5% 2036	7,586,640	7,991,160
872740 — 6.5% 2036	556,030	586,373
886320 — 6.5% 2036	521,157	545,406
893835 — 6.5% 2036	849,869	889,413
894362 — 6.5% 2036	1,440,310	1,507,184
894363 — 6.5% 2036	1,239,063	1,296,593
906417 — 6.5% 2036	2,247,015	2,351,232
909540 — 6.5% 2037	1,808,967	1,892,686
923306 — 6.5% 2037	1,421,141	1,486,769
918264 — 6.5% 2037	3,557,527	3,721,351
323282 — 7.5% 2028	917,975	990,881
Government National Mortgage Association
782281 — 6% 2023	14,267,694	14,993,777
TOTAL MORTGAGE PASS-THROUGH SECURITIES		$356,248,152
SHORT-TERM U.S. TREASURY & AGENCIES SECURITIES — 6.2%
Federal Home Loan Bank Discount Note — 0.44% 9/30/09	$60,000,000	$59,853,600
Federal Home Loan Mortgage Corporation Discount Note — 0.60% 9/14/09	75,000,000	74,829,750
U. S. Treasury Bill — 0.37% 9/17/09	60,000,000	59,895,786
TOTAL SHORT-TERM U.S. TREASURY & AGENCIES SECURITIES		$194,579,136
DERIVATIVE SECURITIES — 4.3%
INTEREST ONLY SECURITIES
Federal Home Loan Mortgage Corporation
2558 CL JW — 5.5% 2022	$11,047,693	$1,073,615
217 — 6.5% 2032	1,904,680	347,147
Federal National Mortgage Association
2003-64 CL XI — 5% 2033	11,805,341	1,478,855
323 CL 1 — 5.5% 2032	2,587,781	236,704
Government National Mortgage Association
2005-9 — 0.73741% 2045 (Floating)	30,537,743	1,157,991
2004-108 — 0.73805% 2044 (Floating)	39,629,058	1,472,219
2006-5 — 0.77344% 2046 (Floating)	100,591,302	4,452,171
2002-56 — 0.77887% 2042 (Floating)	1,255,172	24,061

PORTFOLIO OF INVESTMENTS

March 31, 2009

BONDS & DEBENTURES — Continued	Principal Amount	Value
2006-30 — 0.78157% 2046 (Floating)	$26,475,199	$1,274,781
2006-15 — 0.81664% 2046 (Floating)	30,758,337	1,325,684
2007-15 — 0.8178% 2047 (Floating)	52,822,526	2,984,473
2004-10 — 0.84749% 2044 (Floating)	154,238,768	4,833,843
2005-90 — 0.8586% 2045 (Floating)	125,015,858	5,335,677
2004-43 — 0.87567% 2044 (Floating)	151,224,066	4,730,289
2006-55 — 0.90021% 2046 (Floating)	111,346,306	5,556,181
2005-50 — 0.90621% 2045 (Floating)	2,396,611	110,244
2007-4 — 0.94397% 2047 (Floating)	57,930,860	3,295,687
2007-34 — 0.95367% 2047 (Floating)	61,559,628	3,543,372
2006-67 — 1.00635% 2046 (Floating)	76,733,503	4,082,222
2008-48 — 1.01178% 2048 (Floating)	166,347,119	8,761,503
2008-78 — 1.0271% 2048 (Floating)	150,793,635	8,578,650
2008-92 — 1.04598% 2048 (Floating)	151,785,496	9,448,647
2007-77 — 1.06089% 2047 (Floating)	220,040,999	12,790,983
2007-55 — 1.07564% 2047 (Floating)	159,246,629	9,524,541
2008-45 — 1.14414% 2048 (Floating)	165,066,835	9,139,751
2008-8 — 1.18408% 2047 (Floating)	205,837,661	11,920,059
2008-24 — 1.23156% 2047 (Floating)	77,420,435	4,821,745
2009-4 — 1.35361% 2049 (Floating)	159,461,097	12,131,800
PRINCIPAL ONLY SECURITY
Federal Home Loan Mortgage Corporation 217 — 6.5% 2032	1,904,680	1,660,500
TOTAL DERIVATIVE SECURITIES		$136,093,395
U.S. TREASURY SECURITIES — 3.0%
U.S. Treasury Inflation-Indexed Notes
— 0.875% 2010	$23,446,555	$23,323,827
— 2% 2012	28,164,897	29,001,042
— 2.375% 2011	19,145,160	19,638,746
— 3.375% 2012	21,783,759	23,187,790
TOTAL U.S. TREASURY SECURITIES		$95,151,405
CORPORATE BONDS & DEBENTURES — 2.1%
Bayerische Landesbank — 0.41% 2009 (Floating)*	$21,000,000	$20,972,490
Delta Air Lines, Inc. — 7.111% 2011	6,711,000	5,517,851
Delta Air Lines, Inc. — 7.57% 2010	4,069,000	3,588,125
Michaels Stores, Inc. — 2.75% 2013 (Floating)*	10,556,005	5,805,803
Northwest Airlines, Inc. — 6.841% 2011	8,472,000	7,473,321
Toyota Motor Credit Corporation — 5.74% 2013 (Floating)	21,000,000	20,711,670
TOTAL CORPORATE BONDS & DEBENTURES		$64,069,260

PORTFOLIO OF INVESTMENTS

March 31, 2009

BONDS & DEBENTURES — Continued	Principal Amount	Value
ASSET-BACKED SECURITIES — 0.3%
Cabela's Credit Card Master Note Trust
2008-1A CL A1 — 4.31% 2013*	$6,550,000	$6,350,418
2006-3A CL A1 — 5.26% 2014*	4,080,000	3,817,166
TOTAL ASSET-BACKED SECURITIES		$10,167,584
TOTAL INVESTMENT SECURITIES — 78.7% (Cost $2,441,885,640)		$2,465,336,789
SHORT-TERM INVESTMENTS — 20.6% (Cost $645,071,447)
State Street Bank Repurchase Agreement — 0.01% 4/1/09 (Collateralized by $955,000 principal amount of U.S. Treasury Bonds — 7.5% 2024)	$1,429,000	$1,429,000
Chevron Corporation — 0.38% 4/1/09	51,000,000	51,000,000
Federal Home Loan Bank Discount Note — 0.15% 4/2/09	93,511,000	93,510,610
Chevron Funding Corporation — 0.1% 4/7/09	40,000,000	39,999,333
Chevron Funding Corporation — 0.28% 4/8/09	60,000,000	59,996,734
Federal Home Loan Bank Discount Note — 0.12% 4/9/09	60,000,000	59,998,400
General Electric Company — 0.1% 4/10/09	50,000,000	49,998,750
General Electric Company — 0.15% 4/13/09	40,000,000	39,998,000
Federal Home Loan Bank Discount Note — 0.13% 4/14/09	96,329,000	96,324,478
Chevron Funding Corporation — 0.28% 4/15/09	50,000,000	49,994,556
Toyota Motor Credit Corporation — 0.3% 4/16/09	50,000,000	49,993,750
Toyota Motor Credit Corporation — 0.2% 4/22/09	52,834,000	52,827,836
TOTAL SHORT-TERM INVESTMENTS		$645,071,447
TOTAL INVESTMENTS — 99.3% (Cost $3,086,957,087)		$3,110,408,236
Other assets and liabilities, net — 0.7%		22,928,236
TOTAL NET ASSETS — 100.0%		$3,133,336,472

*  Restricted securities. These restricted securities constituted 3.4% of total net assets at March 31, 2009.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009

See notes to financial statements.

ASSETS
Investments at value:
Investments securities — at market value (identified cost $2,441,885,640)	$2,465,336,789
Short-term investments — at amortized cost (maturities 60 days or less)	645,071,447	$3,110,408,236
Cash		312
Receivable for:
Capital Stock sold	$43,806,025
Interest	15,455,428	59,261,453
		$3,169,670,001
LIABILITIES
Payable for:
Investment securities purchased	$29,822,606
Capital Stock repurchased	5,111,632
Advisory fees	1,270,351
Accrued expenses and other liabilities	128,940	36,333,529
NET ASSETS		$3,133,336,472
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $.01 per share; authorized 400,000,000 shares; outstanding 283,097,946 shares		$2,830,979
Additional Paid in Capital		3,141,451,801
Accumulated net loss on investments		(59,031,673)
Undistributed net investment income		24,634,216
Unrealized appreciation of investments.		23,451,149
NET ASSETS		$3,133,336,472
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$11.07
Maximum offering price per share (100/96.5 of per share net assets value)		$11.47

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2009

INVESTMENT INCOME
Interest		$52,974,926
EXPENSES
Advisory fees	$6,289,278
Transfer agent fees and expenses	914,089
Reports to shareholders	191,634
Custodian fees and expenses	83,770
Registration fees	61,166
Directors' fees and expenses	28,000
Audit and tax fees	23,280
Legal fees	5,619
Other expenses	48,549	7,645,385
Net investment income		$45,329,541
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss on investments:
Proceeds from sale of investment securities (excluding short-term investments with maturities 60 days or less)	$595,778,384
Cost of investment securities sold	598,058,258
Net realized loss on investments		$(2,279,874)
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$10,026,222
Unrealized appreciation at end of period	23,451,149
Change in unrealized appreciation of investments		13,424,927
Net realized and unrealized gain on investments		$11,145,053
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$56,474,594

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2009		For the Year Ended September 30, 2008
CHANGE IN NET ASSETS
Operations:
Net investment income	$45,329,541		$84,599,711
Net realized gain (loss) on investments	(2,279,874)		11,400,248
Change in unrealized appreciation of investments	13,424,927		(5,522,607)
Change in net assets resulting from operations		$56,474,594		$90,477,352
Dividends to shareholders from net investment income		(48,782,956)		(86,158,727)
Capital Stock transactions:
Proceeds from Capital Stock sold	$1,366,641,291		$858,263,218
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	32,750,290		52,694,704
Cost of Capital Stock repurchased*	(459,885,141)	939,506,440	(561,168,250)	349,789,672
Total change in net assets		$947,198,078		$354,108,297
NET ASSETS
Beginning of period		2,186,138,394		1,832,030,097
End of period		$3,133,336,472		$2,186,138,394
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		124,204,989		77,776,831
Shares issued to shareholders upon reinvestment of dividends and distributions		2,992,742		4,814,003
Shares of Capital Stock repurchased		(41,850,874)		(50,898,680)
Change in Capital Stock outstanding		85,346,857		31,692,154

*  Net of redemption fees of $311,716 and $127,807 for the periods ended March 31, 2009 and September 30, 2008, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31,		For the Year Ended September 30,
	2009		2008	2007	2006	2005	2004
Per share operating performance:
Net asset value at beginning of period	$11.06		$11.03	$10.99	$11.04	$11.30	$11.27
Income from investment operations:
Net investment income	$0.18		$0.47	$0.50	$0.53	$0.48	$0.43
Net realized and unrealized gain (loss) on investment securities	0.05		0.05	0.07	(0.04)	(0.34)	0.03
Total from investment operations	$0.23		$0.52	$0.57	$0.49	$0.14	$0.46
Less dividends from net investment income	$(0.24)		$(0.49)	$(0.53)	$(0.54)	$(0.40)	$(0.43)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$11.07		$11.06	$11.03	$10.99	$11.04	$11.30
Total investment return**	2.25%		4.84%	5.36%	4.59%	1.27%	4.16%
Ratios/supplemental data:
Net assets at end of period (in $000's)	3,133,336		2,186,138	1,832,030	1,819,107	1,845,485	1,938,651
Ratio of expenses to average net assets	0.59	%†	0.61%	0.62%	0.62%	0.61%	0.60%
Ratio of net investment income to average net assets	3.48	%†	4.21%	4.31%	4.68%	3.69%	3.77%
Portfolio turnover rate	38	%†	32%	53%	60%	42%	62%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The total investment return for the period ended March 31, 2009 is not annualized.

†  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2009

NOTE 1 — Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.  Securities Transactions and Related
Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $1,122,618,717 for the six months ended March 31, 2009.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

For the six months ended March 31, 2009, the Fund paid aggregate fees of $28,000 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting.

The cost of investment securities at March 31, 2009 for federal income tax purposes was $2,441,885,640. Gross unrealized appreciation and depreciation for all securities at March 31, 2009 for federal income tax purposes was $36,384,872 and $12,933,723, respectively, resulting in net unrealized appreciation of $23,451,149. The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on October 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund. As of and during the six months ended March 31, 2009, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS

Continued

During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2004 or by state tax authorities for years ended on or before September 30, 2003.

NOTE 5 — Distributor

For the six months ended March 31, 2009, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $138,712 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended March 31, 2009, the Fund collected $311,716 in redemption fees, which amounted to less than $0.01 per share.

NOTE 7 — Distribution to Shareholders

On March 31, 2009, the Board of Directors declared a dividend from net investment income of $0.08 per share payable April 6, 2009 to shareholders of record on March 31, 2009. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 1, 2009.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund adopted Statement of Financial Accounting Standards No. 157 ("FAS 157"), Fair Value Measurements, on October 1, 2007. FAS 157 requires the Fund to classify its assets based on valuation method, using three levels. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2009:

Level 1 – Quoted prices	$155,047,191
Level 2 – Other significant observable inputs	2,955,361,045	*
Level 3 – Significant unobservable inputs	—
Total investments	$3,110,408,236

*  Includes $645,071,447 of short-term investments with maturities of 60 days or less that are valued at amortized cost.

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2009

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2008	$1,000.00	$1,000.00
Ending Account Value March 31, 2009	$1,022.50	$1,022.02
Expenses Paid During Period*	$2.98	$2.98

*  Expenses are equal to the Fund's annualized expense ratio of 0.59%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2009 (182/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (73)*	Director† Years Served: 11	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (64)*	Director† Years Served: 9	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, Wedbush, Inc., EMAK, Inc. and Heckmann Corporation.

Patrick B. Purcell – (66)*	Director† Years Served: 3	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial Officer and Chief Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Lawrence J. Sheehan – (76)*	Director† Years Served: 18	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the firm of O'Melveny & Myers LLP.	6

Robert L. Rodriguez – (60)	Director† President & Chief Investment Officer Years Served: 25	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Thomas H. Atteberry – (55)	Vice President & Portfolio Manager Years Served: 4	Partner of the Adviser. Formerly Vice President of First Pacific Advisors, Inc. from 1997 to 2006.

Eric S. Ende – (64)	Vice President Years Served: 24	Partner of the Adviser. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (48)	Treasurer Years Served: 12	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (52)	Chief Compliance Officer Years Served: 14	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (54)	Secretary Years Served: 25	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (42)	Assistant Treasurer Years Served: 3	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

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FPA NEW INCOME, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TICKER: FPNIX
CUSIP: 302544101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts 02266-8500
30 Dan Road
Canton, Massachusetts 02021-2809
(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2008 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi- annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date: May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA NEW INCOME, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date: May 29, 2009

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: May 29, 2009